Exhibit 10.1

AMENDMENT #6

This Amendment #6 (this “Amendment”) is entered into as of January 20, 2016, by and between Tonaquint, Inc., a Utah corporation (“Lender”), and Guided Therapeutics, Inc., a Delaware corporation (“Debtor”).

A. Debtor previously issued to Lender a Secured Promissory Note dated September 10, 2014 and in the principal amount of $1,275,000.00 (the “Note”).

B. The Note was issued pursuant to a Note Purchase Agreement dated September 10, 2014 between Lender and Debtor (the “Purchase Agreement”) and secured pursuant to a Security Agreement dated September 10, 2014 by Debtor in favor of Lender (the “Security Agreement” and together with the Note, the Purchase Agreement and all other documents entered into in conjunction therewith (including all amendments thereto, the “Loan Documents”).

C. Lender and Debtor previously agreed on March 10, 2015, May 4, 2015, June 1, 2015, June 16, 2015 and June 30, 2015 to amend the Loan Documents to, among other things, extend the Maturity Date (as defined in the Note) of the Note (the June 30, 2015 amendment, “Amendment #5”).

D. Lender and Debtor desire to clarify the operation of certain provisions in the Loan Documents in the event of a stock dividend, stock split, or reclassification of the Company’s common stock.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

1.                  Recitals. Each of the parties hereto acknowledges and agrees that the recitals set forth above in this Amendment are true and accurate and are hereby incorporated into and made a part of this Amendment.

2.                  Treatment of Stock Dividends, Stock Splits, or Stock Reclassifications. Section 7(c) of Amendment 5 is hereby amended and restated to read as follows:

(c) The conversion price per share (the “Conversion Price”) for each Conversion shall be the lower of (i) $0.25 (such price to be equitably adjusted for any stock dividends, stock splits, or stock reclassifications), and (ii) 75% of the lowest daily volume weighted average price per share of Debtor’s common stock (as reported by Bloomberg, L.P.) during the five (5) business days immediately prior to the date of the applicable Conversion. Notwithstanding the foregoing, the Conversion Price shall be subject to a conversion floor of $0.15 per share (as equitably adjusted for any stock dividends, stock splits, or stock reclassifications, the “Conversion Floor”). If Lender submits a Conversion Notice with a Conversion Price less than the Conversion Floor, then Debtor shall, within two (2) business days of Lender’s delivery of such Conversion Notice, notify Lender in writing of its election to either (i) pay the conversion amount in cash, or (ii) waive the Conversion Floor and deliver the Conversion Shares. On or prior to the Delivery Deadline, Debtor shall pay the aggregate Conversion Price in cash or deliver the applicable Conversion Shares, as the case may be. If Debtor fails to deliver a notice as required pursuant to this Section 5(c), then Debtor shall be deemed to have elected to have waived the Conversion Floor and will be required to deliver the applicable Conversion Shares on or before the Delivery Date.

3.                  Representations and Warranties of Debtor. In order to induce Lender to enter into this Amendment, Debtor, for itself, and for its affiliates, successors and assigns, hereby acknowledges, represents, warrants and agrees as follows:

(a)    Debtor has full power and authority to enter into this Amendment and to incur and perform all obligations and covenants contained herein, all of which have been duly authorized by all proper and necessary action. No consent, approval, filing or registration with or notice to any governmental authority is required as a condition to the validity of this Amendment or the performance of any of the obligations of Debtor hereunder.

(b)   There is no fact known to Debtor or which should be known to Debtor which Debtor has not disclosed to Lender on or prior to the date of this Amendment which would or could materially and adversely affect the understanding of Lender expressed in this Amendment or any representation, warranty, or recital contained in this Amendment.

(c)    Except as expressly set forth in this Amendment, Debtor acknowledges and agrees that neither the execution and delivery of this Amendment nor any of the terms, provisions, covenants, or agreements contained in this Amendment shall in any manner release, impair, lessen, modify, waive, or otherwise affect the liability and obligations of Debtor under the terms of the Loan Documents.

(d)   Debtor has no defenses, affirmative or otherwise, rights of setoff, rights of recoupment, claims, counterclaims, actions or causes of action of any kind or nature whatsoever against Lender, directly or indirectly, arising out of, based upon, or in any manner connected with, the transactions contemplated hereby, whether known or unknown, which occurred, existed, was taken, permitted, or begun prior to the execution of this Amendment and occurred, existed, was taken, permitted or begun in accordance with, pursuant to, or by virtue of any of the terms or conditions of the Loan Documents. To the extent any such defenses, affirmative or otherwise, rights of setoff, rights of recoupment, claims, counterclaims, actions or causes of action exist or existed, such defenses, rights, claims, counterclaims, actions and causes of action are hereby waived, discharged and released. Debtor hereby acknowledges and agrees that the execution of this Amendment by Lender shall not constitute an acknowledgment of or admission by Lender of the existence of any claims or of liability for any matter or precedent upon which any claim or liability may be asserted.

(e)    Except as may have been previously disclosed to Lender, Debtor represents and warrants that as of the date hereof no Events of Default (as defined in the Note) exist under the Loan Documents or have occurred prior to the date hereof.

4.                  Representations and Warranties of Lender. In order to induce Debtor to enter into this Amendment, Lender, for itself, and for its affiliates, successors and assigns, hereby acknowledges, represents and warrants to Debtor that Lender has full power and authority to enter into this Amendment and to incur and perform all obligations and covenants contained herein, all of which have been duly authorized by all proper and necessary action. No consent, approval, filing or registration with or notice to any governmental authority is required as a condition to the validity of this Amendment or the performance of any of the obligations of Lender hereunder.

5.                  Certain Acknowledgments. Each of the parties acknowledges and agrees that no property or cash consideration of any kind whatsoever has been or shall be given by Lender to Debtor in connection with this Amendment or other amendments to the Loan Documents granted herein.

6.                  Other Terms Unchanged. The Loan Documents, as amended by this Amendment, remain and continue in full force and effect, constitute legal, valid, and binding obligations of each of the parties, and are in all respects agreed to, ratified, and confirmed. Any reference to any Loan Document after the date of this Amendment is deemed to be a reference to such Loan Document as amended by this Amendment. If there is a conflict between the terms of this Amendment and any Loan Document, the terms of this Amendment shall control. No forbearance or waiver may be implied by this Amendment. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment to, any right, power, or remedy of Lender under any Loan Document, as in effect prior to the date hereof.

7.                  Headings. The headings contained in this Amendment are for reference purposes only and do not affect in any way the meaning or interpretation of this Amendment.

8.                  Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument. The parties hereto confirm that any electronic copy of another party’s executed counterpart of this Amendment (or such party’s signature page thereof) will be deemed to be an executed original thereof.

9.                  Further Assurances. Each party shall do and perform or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Amendment and the consummation of the transactions contemplated hereby.

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IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date set forth above.

DEBTOR:

GUIDED THERAPEUTICS, INC.

By: /s/ Gene S. Cartwright

Name: Gene S. Cartwright

      Title: CEO

LENDER:

TONAQUINT, INC.

By: /s/ John M. Fife

John M. Fife, President